File No. 33-55398

               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 3

                               TO
                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

       THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 52
        THE TRUST FOR TAXABLE MUNICIPAL INCOME, SERIES 1
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          NIKE SECURITIES L.P.      CHAPMAN AND CUTLER
          Attn:  James A. Bowen     Attn:  Eric F. Fess
          1001 Warrenville Road     111 West Monroe Street
          Lisle, Illinois  60532    Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  November 1, 1995
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)

     Pursuant to Rule 24f-2 under the Investment Company  Act  of
1940,   the  issuer  has  registered  an  indefinite  amount   of
securities.   A 24f-2 Notice for the offering was last  filed  on
August 18, 1995.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 52
               THE TRUST FOR TAXABLE MUNICIPAL INCOME, SERIES 1
                                 9,770 UNITS


PROSPECTUS
Part One
Dated October 20, 1995

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two.

The Trust

The Trust for Taxable Municipal Income, Series 1 (the "Trust") is a fixed portfolio of taxable interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities. The Bonds are not tax-exempt and interest on each of the Bonds is includable in gross income for Federal income tax purposes. At September 18, 1995, each Unit represented a 1/9,770 undivided interest in the principal and net income of the Trust (see "The Fund" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price of the Units is equal to the aggregate value of the Bonds in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 5.8% of the Public Offering Price (6.157% of the amount invested). At September 18, 1995, the Public Offering Price per Unit was $1,033.50 plus net interest accrued to date of settlement (three business days after such date) of $12.64 and $32.90 for the monthly and semi-annual distribution plans, respectively (see "Market for Units" in Part Two).

      Please retain both parts of this Prospectus for future reference.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
______________________________________________________________________________

                             NIKE SECURITIES L.P.
                                   Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders under the semi-annual distribution plan was 7.83% per annum on September 18, 1995, and 7.78% under the monthly distribution plan. Estimated Long-Term Return to Unit holders under the semi-annual distribution plan was 6.92% per annum on September 18, 1995, and 6.87% under the monthly distribution plan. Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust; and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "What are Estimated Current Return and Estimated Long-Term Return?" in Part Two.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 52
               THE TRUST FOR TAXABLE MUNICIPAL INCOME, SERIES 1
          SUMMARY OF ESSENTIAL INFORMATION AS OF SEPTEMBER 18, 1995
                        Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
          Trustee:  The Chase Manhattan Bank (National Association)





GENERAL INFORMATION

Principal Amount of Bonds in the Trust                              $9,660,000
Number of Units                                                          9,770
Fractional Undivided Interest in the Trust per Unit                    1/9,770
Public Offering Price:
  Aggregate Value of Bonds in the Portfolio                         $9,511,690
  Aggregate Value of Bonds per Unit                                    $973.56
  Sales Charge 6.157% (5.8% of Public Offering Price)                   $59.94
  Public Offering Price per Unit                                     $1,033.50*
Redemption Price and Sponsor's Repurchase Price per Unit
  ($59.94 less than the Public Offering Price per Unit)                $973.56*
Discretionary Liquidation Amount of the Trust (20% of the
  total principal amount of Bonds in the Trust during
  the primary offering period)                                      $2,000,000

Date Trust Established                                       December 15, 1992
Mandatory Termination Date                                   December 31, 2041
Evaluator's Fee: $3,000 annually. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.
Supervisory fee payable to an affiliate        Maximum of $.25 of the Sponsor
of the Sponsor                                               per unit annually

[FN]
*Plus net interest accrued to date of settlement (three business days after purchase) (see "Public Offering Price" herein and "Redemption of Units" and "Purchase of Units by Sponsor" in Part Two).

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 52
               THE TRUST FOR TAXABLE MUNICIPAL INCOME, SERIES 1
          SUMMARY OF ESSENTIAL INFORMATION AS OF SEPTEMBER 18, 1995
                        Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
          Trustee:  The Chase Manhattan Bank (National Association)





PER UNIT INFORMATION BASED ON VARIOUS DISTRIBUTION PLANS

                                                                      Semi-
                                                           Monthly    Annual

Calculation of Estimated Net Annual Income:
  Estimated Annual Interest Income                          $82.59    $82.59
  Less:  Estimated Annual Expense                            $2.19     $1.64
  Estimated Net Annual Interest Income                      $80.40    $80.95
Calculation of Interest Distribution:
  Estimated Net Annual Interest Income                      $80.40    $80.95
  Divided by 12 and 2, Respectively                          $6.70    $40.48
Estimated Daily Rate of Net Interest Accrual                  $.2233    $.2249
Estimated Current Return Based on Public
  Offering Price                                              7.78%     7.83%
Estimated Long-Term Return Based on Public
  Offering Price                                              6.87%     6.92%

Trustee's Annual Fee: $1.05 and $.55 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly and semi-annual distribution plans, respectively.
Computation Dates: Fifteenth day of the month as follows: monthly--each month; semi-annual--June and December.
Distribution Dates: Last day of the month as follows: monthly--each month; semi-annual--June and December.

                        REPORT OF INDEPENDENT AUDITORS


The Unit Holders of The First Trust Special
Situations Trust, Series 52, The Trust for
Taxable Municipal Income, Series 1

We have audited the accompanying statement of assets and liabilities, including the portfolio, of The First Trust Special Situations Trust,
Series 52, The Trust for Taxable Municipal Income, Series 1 as of June 30, 1995, and the related statements of operations and changes in net assets for each of the two years in the period then ended and for the period from the Initial Date of Deposit, December 15, 1992, to June 30, 1993. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The First Trust Special Situations Trust, Series 52, The Trust for Taxable Municipal Income, Series 1 at June 30, 1995, and the results of its operations and changes in its net assets for each of the two years in the period then ended and for the period from the Initial Date of Deposit, December 15, 1992, to June 30, 1993, in conformity with generally accepted accounting principles.




                                                             ERNST & YOUNG LLP
Chicago, Illinois
September 29, 1995

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 52
               THE TRUST FOR TAXABLE MUNICIPAL INCOME, SERIES 1

                     STATEMENT OF ASSETS AND LIABILITIES

                                June 30, 1995


                                    ASSETS

Municipal bonds, at market value (cost $9,137,743)
  (Note 1)                                                        $9,311,292
Accrued interest                                                     245,541
Receivable from investment transactions                               40,000
                                                                  __________
                                                                   9,596,833

                          LIABILITIES AND NET ASSETS

Liabilities:
  Cash overdraft                                                      95,010
  Payable to sponsor                                                  12,229
  Accrued liabilities                                                     90
                                                                  __________
                                                                     107,329
                                                                  __________

Net assets, applicable to 9,770 outstanding
    units of fractional undivided interest:
  Cost of Trust assets (Note 1)                      $9,137,743
  Net unrealized appreciation (Note 2)                  173,549
  Distributable funds                                   178,212
                                                     __________

                                                                  $9,489,504
                                                                  ==========

Net asset value per unit                                             $971.29
                                                                  ==========

[FN]

               See accompanying notes to financial statements.

                 THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 52
                   THE TRUST FOR TAXABLE MUNICIPAL INCOME, SERIES 1

                         PORTFOLIO - See notes to portfolio.

                                    June 30, 1995


                                                    Coupon                                  Standard
                                                   interest   Date of       Redemption      & Poor's   Principal     Market
 Name of issuer and title of bond(f)                 rate     maturity    provisions(a)    rating(b)     amount      value
                                                                                          (Unaudited)

County of Cuyahoga, Ohio, Taxable Economic
  Development Fixed Rate Revenue, Series
  1992A (Gateway Arena Project)                      8.625%    6/01/2022   2013 @ 100 S.F.    A (c)     $700,000     716,597
City of Detroit (Michigan), Tax Increment
  (Development Area No. 1 Projects), Series                                1999 @ 102
  1989B (General Obligation)                        10.00      7/01/2010   1995 @ 100 S.F.    A-       1,390,000   1,481,546
Lakewood Redevelopment Agency, Lakewood,
  California (Los Angeles County, California),
  Redevelopment Project No. 1 (Town Center),
  Refunding Tax Allocation, Series 1992B                                   2002 @ 102
  (Taxable) (Capital Guaranty Insured) (d)           8.875     9/01/2017   1995 @ 100 S.F.    AAA      2,400,000   2,549,976
New Jersey Housing and Mortgage Finance Agency,
  Rental Housing, Revenue, 1992 Series E                                   2002 @ 102
  (Taxable)                                          9.00      5/01/2024   2013 @ 100 S.F.    A+         475,000     489,972
The City of New York, General Obligation,
  Fiscal 1992 Series A                              10.00      8/15/2011   2001 @ 102         A-         980,000   1,070,317
The City of New York, General Obligation,
  Fiscal 1991 Series F, Taxable                     10.50     11/15/2014   2001 @ 102         A-       1,500,000   1,678,020
The City of New York, General Obligation,
  Fiscal 1993 Series B, Fixed Rate Taxable
  Capital Appreciation                                  -(e)  10/01/2014                      A-         800,000     164,352
The City of New York, General Obligation,
  Series C, Taxable                                  9.875     8/15/2017   1999 @ 102         A-         460,000     491,289
New York State, Environmental Facilities
  Corporation, Taxable State Services                                      2002 @ 102
  Contract Revenue, Series 1992A                     9.625     3/15/2014   2007 @ 100 S.F.    BBB        330,000     346,216
Perris Public Financing Authority (California),
  1992 Taxable Revenue (Tax Allocation),                                   2002 @ 102
  Series D (MBIA Insured) (d)                        8.50      8/15/2012   2000 @ 100 S.F.    AAA        225,000     235,843
Raleigh County, West Virginia, Fayette County,
  West Virginia and Nicholas County, West
  Virginia Municipal Refunding, Collateralized
  Mortgage Obligations (MR CMO) Series 1990
  A (AMBAC Insured) (d)                                 -(e)   9/15/2014                      AAA        400,000      87,164
                                                                                                      ______________________
                                                                                                      $9,660,000   9,311,292
                                                                                                      ======================


             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 52
               THE TRUST FOR TAXABLE MUNICIPAL INCOME, SERIES 1

                              NOTES TO PORTFOLIO

                                June 30, 1995


(a) Shown under this heading are the year in which each issue of Bonds is initially redeemable and the redemption price in that year or, if currently redeemable, the redemption price at June 30, 1995. Unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter (but not below par value). "S.F." indicates a sinking fund is established with respect to an issue of bonds. In addition, certain bonds are sometimes redeemable in whole or in part other than by operation of the stated redemption or sinking fund provisions under specified unusual or extraordinary circumstances. Approximately 44% of the Bonds in the Trust are subject to call within five years.

(b) The ratings shown are those effective at June 30, 1995. All ratings are by Standard & Poor's Corporation unless otherwise indicated.

(c)   Rating by Moody's Investors Service, Inc.

(d)   Insurance has been obtained by the Bond issuer.

(e) These Bonds have no stated interest rate ("zero coupon bonds") and, accordingly, will have no periodic interest payments to the Trust. Upon maturity, the holders of these Bonds are entitled to receive 100% of the stated principal amount. The Bonds were issued at an original issue discount on the following dates and at the following percentages of their original principal amount:

                                                        Date         %

         The City of New York General Obligation       10/29/92    14.066%
         Raleigh County, West Virginia                 12/15/90    11.385

(f) The Trust consists of eleven obligations of issuers located in six states. Five bond issues aggregating approximately 42%, and two bond issues aggregating approximately 27%, of the aggregate principal amount of Bonds in the Trust are obligations of issuers located in New York and California, respectively. Five of the Bonds in the Trust, representing approximately 53% of the aggregate principal amount of the Bonds in the Trust, are general obligations of a governmental entity. The remaining issues are revenue bonds payable from the income of a specific project or authority and are divided by purpose of issue as follows: Housing, 2; and Miscellaneous, 4. Each of four Bond issues represents 10% or more of the aggregate principal amount of the Bonds in the Trust or a total of approximately 65%. The largest such issue represents approximately 25%.

[FN]

               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 52
               THE TRUST FOR TAXABLE MUNICIPAL INCOME, SERIES 1

                           STATEMENTS OF OPERATIONS


                                                                Period from
                                                                the Initial
                                                              Date of Deposit,
                                   Year ended    Year ended   Dec. 15, 1992,
                                 June 30, 1995 June 30, 1994  to June 30, 1993

Interest income                     $813,099       829,645        444,469

Expenses:
  Trustee's fees and related
    expenses                        (16,217)      (15,764)        (2,419)
  Evaluator's fees                   (3,000)       (3,000)        (1,024)
  Supervisory fees                   (2,445)       (2,488)        (1,288)
                                   ______________________________________
    Investment income - net          791,437       808,393        439,738

Net gain (loss) on investments:
  Net realized gain (loss)           (3,855)       (5,410)        (2,336)
  Change in unrealized
    appreciation
    or depreciation                   74,334     (348,923)        448,138
                                   ______________________________________
                                      70,479     (354,333)        445,802
                                   ______________________________________
Net increase in net assets
  resulting from operations         $861,916       454,060        885,540
                                   ======================================

[FN]

               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 52
               THE TRUST FOR TAXABLE MUNICIPAL INCOME, SERIES 1

                     STATEMENTS OF CHANGES IN NET ASSETS


                                                                Period from
                                                                the Initial
                                                              Date of Deposit,
                                   Year ended    Year ended   Dec. 15, 1992,
                                 June 30, 1995 June 30, 1994  to June 30, 1993

Net increase in net assets
    resulting fromoperations:
  Investment income - net            $791,437       808,393         439,738
  Net realized gain (loss) on
    investments                       (3,855)       (5,410)         (2,336)
  Change in unrealized
    appreciation or
    depreciation on
    investments                        74,334     (348,923)         448,138
                                  _________________________________________
                                      861,916       454,060         885,540

Distributions to unit holders:
  Investment income - net           (792,927)     (807,976)       (290,781)
  Principal from investment
    transactions                     (82,553)             -               -
                                  _________________________________________
                                    (875,480)     (807,976)       (290,781)

Units issued (2,500 in 1993)                -             -       2,381,714

Unit redemptions (13, 187 and
    30 in 1995, 1994 and 1993,
    respectively):
  Principal portion                  (12,136)     (183,904)        (29,683)
  Net interest accrued                  (307)       (5,246)           (414)
                                  _________________________________________
                                     (12,443)     (189,150)        (30,097)
                                  _________________________________________
Total increase (decrease) in
  net assets                         (26,007)     (543,066)       2,946,376

Net assets:
  At the beginning of the
    period (representing 9,783,
    9,970 and 7,500 units
    outstanding, respectively)     $9,515,511    10,058,577       7,112,201
                                  _________________________________________
  At the end of the period
  (including distributable funds
    applicable to Trust units
    of $178,212, $174,698 and
    $151,860 at June 30, 1995,
    1994 and 1993, respectively)   $9,489,504     9,515,511      10,058,577
                                  =========================================

Trust units outstanding at the
  end of the period                     9,770         9,783           9,970

[FN]
               See accompanying notes to financial statements.

             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 52
               THE TRUST FOR TAXABLE MUNICIPAL INCOME, SERIES 1

                        NOTES TO FINANCIAL STATEMENTS


1.  Significant accounting policies

Security valuation -

Bonds are stated at values as determined by Securities Evaluation Service, Inc. (the Evaluator), certain shareholders of which are officers of the Sponsor. The bond values are based on (1) current bid prices for the bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) current bid prices for comparable bonds,
(3) appraisal or (4) any combination of the above.

Security cost -

The Trust's cost of its portfolio is based on the offering prices of the bonds on the dates the bonds were deposited in the Trust. The premium or discount (including original issue discount) existing at the Initial Date of Deposit is not being amortized. Realized gain (loss) from bond transactions is reported on an identified cost basis. Sales and redemptions of bonds are recorded on the trade date.

Federal income taxes -

The Trust is not taxable for Federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

Expenses of the Trust -

The Trust pays a fee for Trustee services to United States Trust Company of New York which is based on $1.05 and $.55 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly and semi-annual distribution plans, respectively. Effective September 1, 1995, The Chase Manhattan Bank (National Association) will succeed United States Trust Company of new York as Trustee; the Trustee fees will not be affected by the change. Additionally, a fee of $3,000 annually is payable to the Evaluator and the Trust pays all related expenses of the Trustee, recurring financial reporting costs and an annual supervisory fee payable to an affiliate of the Sponsor.

2.  Unrealized appreciation and depreciation

An analysis of net unrealized appreciation at June 30, 1995 follows:

               Unrealized appreciation                             $185,941
               Unrealized depreciation                             (12,392)
                                                                   ________

                                                                   $173,549
                                                                   ========


3.  Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the bonds on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to approximately 5.152% of the net amount invested.

Distributions of net interest income -

Distributions of net interest income to unit holders are made monthly or semi-annually. Such income distributions per unit, on an accrual basis, were as follows:

                                                                Period from
                                                                the Initial
              Type of                                         Date of Deposit,
            distribution          Year ended     Year ended    Dec. 15, 1992,
                plan             June 30,1995  June 30, 1994  to June 30, 1993

             Monthly                $81.01          81.61          27.45*
             Semi-annual             81.56          82.16          27.58

[FN]
*Excludes $1.59 per unit distributed to the Sponsor as discussed below.

Accrued interest to the Initial Date of Deposit and to the date of each supplemental deposit, totaling $181,276, plus net interest accruing to the first settlement date of the Trust and to the settlement date of each supplemental deposit, totaling $15,931, were distributed to the Sponsor as the unit holder of record. The initial subsequent distribution, $7.02 per unit, was paid on April 1, 1993 to all unit holders of record on March 31, 1993.

Selected data for a unit of the Trust
  outstanding throughout each period -

                                                                Period from
                                                                the Initial
                                                              Date of Deposit,
                                   Year ended    Year ended    Dec. 15, 1992,
                                 June 30, 1995 June 30, 1994  to June 30, 1993

Interest income                      $83.17         $84.04            45.67
Expenses                              (2.22)         (2.15)            (.49)
                                   ________________________________________
    Investment income - net           80.95          81.89            45.18

Distributions to unit holders:
  Investment income - net            (81.12)        (82.09)          (29.10)
  Principal from investment
    transactions                      (8.44)             -                -

Net gain (loss) on investments         7.24         (36.02)           44.51
                                   ________________________________________
    Total increase (decrease)
      in net assets                   (1.37)        (36.22)           60.59

Net assets:
  Beginning of the period            972.66       1,008.88           948.29
                                   ________________________________________

  End of the period                 $971.29        $972.66         1,008.88
                                    =======================================


             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 52
               THE TRUST FOR TAXABLE MUNICIPAL INCOME, SERIES 1

                                   PART ONE
                       Must be Accompanied by Part Two

                             ___________________
                             P R O S P E C T U S
                             ___________________

                  SPONSOR:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532
                                    (800) 621-1675

                  TRUSTEE:          The Chase Manhattan Bank
                                    (National Association)
                                    770 Broadway
                                    New York, New York  10003

                  LEGAL COUNSEL     Chapman and Cutler
                  TO SPONSOR:       111 West Monroe Street
                                    Chicago, Illinois  60603

                  LEGAL COUNSEL     Carter, Ledyard & Milburn
                  TO TRUSTEE:       2 Wall Street
                                    New York, New York  10005

                  INDEPENDENT       Ernst & Young LLP
                  AUDITORS:         Sears Tower
                                    233 South Wacker Drive
                                    Chicago, Illinois  60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.



          The Trust for Taxable Municipal Income Series

The First Trust (registered trademark) Special Situations Trust



PROSPECTUS                            NOTE: THIS PART TWO PROSPECTUS MAY
Part Two                                      ONLY BE USED WITH PART ONE
Dated September 25, 1995

The First Trust Special Situations Trust (the "Trusts" and each a "Trust") are unit investment trusts consisting of portfolios of interest-bearing taxable municipal bonds (the "Bonds"). THE BONDS ARE NOT TAX-EXEMPT AND INTEREST ON EACH OF THE BONDS IS INCLUDABLE IN GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES.

The Objectives of each Trust are a high level of current taxable income and conservation of capital through investment in a portfolio of interest-bearing taxable municipal bonds. The payment of interest and the conservation of capital are, of course, dependent upon the continuing ability of the issuers, obligors and/or insurers, if any, to meet their respective obligations.

Attention Foreign Investors: Your interest income from a Trust may be exempt from federal withholding taxes if you are not a United States citizen or resident and certain conditions are met.
See "What is the Federal Tax Status of Unit Holders?"

For Information on Estimated Current Return (if applicable) and
Estimated Long-term Return, see Part One for each Trust.

Distributions to Unit holders may be reinvested as described herein. See "How Can Distributions to Unit Holders be Reinvested?"

The Sponsor, although not obligated to do so, intends to maintain a market for the Units at prices based upon the aggregate bid price of the Bonds in the portfolio of the Trust. In the absence of such a market, a Unit holder will nonetheless be able to dispose of the Units through redemption at prices based upon the bid prices of the underlying Bonds. See "How May Units be Redeemed?"

The Secondary Market Public Offering Price will be equal to the aggregate bid price of the Bonds in the portfolio of a Trust divided by the number of Units outstanding, plus a maximum sales charge as indicated in Part One for each Trust. For sales charges in the secondary market, see "Public Offering." The minimum purchase is 5 Units.

   BOTH PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE
                            REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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          The Trust for Taxable Municipal Income Series

            The First Trust Special Situations Trust

What is The First Trust Special Situations Trust?

The First Trust Special Situations Trust is a series of investment companies created by the Sponsor under the name of The First Trust Special Situations Trust, each of which is separate and is designated by a different series number (the "Trust"). Each Series consists of an underlying separate unit investment trust consisting of a portfolio containing interest-bearing taxable municipal bonds
(the "Bonds"), created under the laws of the State of New York pursuant to a Trust Agreement (the "Indenture"), dated the Initial Date of Deposit, with Nike Securities L.P., as Sponsor, The Chase Manhattan Bank (National Association), as Trustee, Securities Evaluation Service, Inc. as Evaluator and First Trust Advisors
L.P., as Portfolio Supervisor.

The objectives of each Trust are a high level of current taxable income and conservation of capital through investment in a portfolio of interest-bearing taxable municipal bonds. THERE IS, OF COURSE, NO GUARANTEE THAT A TRUST'S OBJECTIVES WILL BE ACHIEVED. AN INVESTMENT IN A TRUST SHOULD BE MADE WITH AN UNDERSTANDING OF THE RISKS WHICH
AN INVESTMENT IN FIXED RATE LONG-TERM DEBT OBLIGATIONS MAY ENTAIL, INCLUDING THE RISK THAT THE VALUE OF THE UNITS WILL DECLINE WITH INCREASES IN INTEREST RATES.

In selecting the Bonds, the following facts, among others, were considered: (i) at the Initial Date of Deposit the Standard &
Poor's Ratings Services, a division of The McGraw-Hill Companies,
Inc. ("Standard & Poor's") rating of the Bonds was in no case less than "BBB," or the Moody's Investors Service, Inc. rating of the Bonds was in no case less than "Baa," including provisional or conditional ratings, respectively, or, if not rated, the Bonds had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing taxable obligations that were so rated as to be acceptable for acquisition by the Trust (see "Description of Bond Ratings"); (ii) the prices of the Bonds relative to other bonds of comparable quality and maturity; (iii) the diversification of Bonds as to location of issuer; and (iv) whether the Bonds were issued after July 18, 1984. Subsequent to the Initial Date of Deposit, a Bond may cease to be rated or its rating may be reduced below the minimum required as of the Initial Date of Deposit. Neither event requires elimination of such Bond from a portfolio, but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Bond. See "Rights of Unit Holders-How May Bonds be Removed from the Trust?"

Certain Bonds in the Trusts may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the Trusts were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A discount bond held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of interest income than a comparable bond newly issued at current market rates. See "What is the Federal Tax Status of Unit Holders?" Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds.

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Certain Bonds in the Trusts may be original issue discount bonds.
Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the Bonds, is deemed to accrue on a daily basis and the accrued portion is treated as interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain, unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. See "What is the Federal Tax Status of Unit Holders?" The current value of an original discount bond reflects the present value of its stated redemption price at maturity. The market value tends to increase in greater increments as the Bonds approach maturity.

Certain Bonds in the Trusts may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased and deposited in the Trusts were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bonds increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed
Bonds have an offering side valuation which represents a premium over par or for original issue discount Bonds a premium over the accreted value. To the extent that the Bonds were deposited in a Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared to the original Public Offering Price of the Units. Because premium bonds generally pay a higher rate of interest than bonds priced at or below par, the effect of the redemption of premium bonds would be to reduce Estimated Net Annual Unit Income by a greater percentage than the par amount of such bonds bears to the total par amount of Bonds in the Trusts. Although the actual impact of any such redemptions that may occur will depend upon the specific Bonds that are redeemed, it can be anticipated that the Estimated Net Annual Unit Income will be significantly reduced after the dates on which such Bonds are eligible for redemption. See "Rights of Unit Holders: How
May Bonds be Removed from a Trust?" and "Other Information: How
May the Indenture be Amended or Terminated?" See "Portfolio" in
Part One for each Trust for the earliest scheduled call date and the initial redemption price for each Bond.

Certain of the original issue discount bonds may be Zero Coupon
Bonds (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds and money discount maturity payment bonds). Zero Coupon Bonds do not provide for the payment of any current interest and generally provide for payment at maturity at face value unless sooner sold or redeemed. Zero Coupon Bonds may be subject to more price volatility than conventional bonds. While some types of Zero Coupon Bonds, such as multipliers and capital appreciation bonds, define par as the initial offering price rather than the maturity value, they share the basic Zero Coupon Bond features of (1) not paying interest on a semi-annual basis and
(2) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. While Zero Coupon Bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection, i.e., a bond's provision for redemption at only a modest premium over the accreted value of the bond.

Certain of the Bonds in the Trusts may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other Bonds in the Trusts are revenue bonds payable from the income of

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a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different Bonds in the Trusts, both within a particular classification and between classifications, depending on numerous factors.

Certain of the Bonds in the portfolios of the Trusts may be insured as to the scheduled payment of interest and principal by municipal bond insurance policies obtained by the Bond issuer, the underwriters or others prior to the Initial Date of Deposit from certain municipal bond insurers (the "Preinsured Bonds"). The premium for any Preinsured Bonds has been paid in advance by the Bond issuer, the underwriters or others and any such policy or policies are noncancellable and will continue in force so long as the Bonds so insured are outstanding and the insurer and/or insurers thereof remain in business. The value of insurance obtained by the Bond issuer, the underwriters or others is reflected and included in the market value of the Preinsured Bonds.

Certain of the Bonds in the Trusts may be health care revenue bonds. Ratings of bonds issued for health care facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Pursuant to recent Federal legislation, Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

Certain of the Bonds in the Trusts may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In one situation the New York City Housing Development Corporation, in reliance on its interpretation of certain language in the indenture under which one of its bond issues was created, redeemed all of such issue at par in spite of the fact that such indenture provided that the first optional redemption was to include a premium over par and could not occur prior to 1992. In connection with the housing Bonds held by a Trust, the Sponsor has not had any direct communications with any of the issuers thereof, but at the Initial Date of Deposit it was not aware that any of the respective issuers of such Bonds were actively considering the redemption of such Bonds prior to their respective stated initial call dates.

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However, there can be no assurance that an issuer of a Bond in a Trust will not attempt to so redeem a Bond in a Trust.

Certain of the Bonds in the Trusts may be obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such Bonds to make payments of principal and/or interest on such Bonds.

Certain of the Bonds in the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Certain of the Bonds in the Trusts may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform; or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in the Trusts prior to the stated maturity of the Bonds.

Because certain Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond. Certain of the Bonds contained in the Trusts may be subject to being called or redeemed in whole or in part prior to their stated maturities pursuant to optional redemption provisions, sinking


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fund provisions, special or extraordinary redemption provisions, or otherwise. See "Portfolio" appearing in Part One for each Trust.
A bond subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond issue is redeemed, at or before maturity, by the proceeds of a new bond issue. A bond subject to sinking fund redemption is one which is subject to partial call from time to time at par or from a fund accumulated for the scheduled retirement of a portion of an issue prior to maturity.
The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the Estimated Long-Term Return and the Estimated Current Return on Units of the Trusts. Redemption pursuant to call provisions is more likely to occur, and redemption pursuant to sinking fund provisions may occur, when the Bonds have an offering side valuation which represents a premium over par or for original issue discount bonds a premium over the accreted value. Unit holders may recognize capital gain or loss upon any redemption or call.

To the best knowledge of the Sponsor, there is no litigation pending as of the date hereof in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trusts.
At any time after the date hereof, litigation may be initiated on a variety of grounds with respect to Bonds in the Trusts. Such litigation may affect the validity of such Bonds. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Bonds.

Each Unit initially offered represents that fractional undivided interest in a Trust as is set forth in Part One for each Trust.
To the extent that any Units of a Trust are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase, although the actual interest in a Trust represented by such fraction will remain substantially unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit holder, which may include the Sponsor, or until the termination of the Trust Agreement.

What are Estimated Long-Term Return and Estimated Current Return?

The Estimated Current Return and the Estimated Long-Term Return, under the monthly and semi-annual distribution plans, are as set forth in Part One for each Trust. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Any change in either the Estimated Net Annual Interest Income per Unit or the Public Offering Price will result in a change in the Estimated Current Return.
The Public Offering Price will vary in accordance with fluctuations in the prices of the underlying Bonds and the Net Annual Interest Income per Unit will change as Bonds are redeemed, paid, sold or exchanged in certain refundings or as the expenses of a Trust change. Therefore, there is no assurance that the Estimated Current Return indicated in Part One for each Trust will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in a Trust; and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated retirements of the Bonds and the expenses of a Trust will change, there is no assurance that the Estimated Long-Term Return indicated in Part One for each Trust will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current
Return calculations include only Net Annual Interest Income and Public Offering Price. Neither rate reflects the true return to Unit holders, which is lower, because neither includes the effect of certain delays in distributions to Unit holders.

Record Dates for the distribution of interest under the semi-annual distribution plan are the fifteenth day of June and December with the Distribution Dates being the last day of such month. It is anticipated that an


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amount equal to approximately one-half of the amount of net annual interest income per Unit will be distributed on or shortly after each Distribution Date to Unit holders of record on the preceding
Record Date. See Part One for each Trust.

Record Dates for monthly distributions are the fifteenth day of each month. The Distribution Dates for distributions of interest under the monthly distribution plan is the last day of such month. All Unit holders will receive such distributions, if any, from the Principal Account as are made as of the Record Dates for monthly distributions. See Part One for each Trust.

How is Accrued Interest Treated?

Accrued interest is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in a Trust generally is paid semi-annually to the Trust. However, interest on the Bonds in a Trust is accounted for daily on an accrual basis. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee because of non-collected coupons. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

Because of the varying interest payment dates of the Bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unit holders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unit holder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the interest held in the Interest Account for distributions to Unit holders and since such Account is non-interest-bearing to Unit holders, the Trustee benefits thereby.

What is the Federal Tax Status of Unit Holders?

For purposes of the following discussion and opinions, it is assumed that interest on each of the Bonds is includable in gross income for Federal income tax purposes (i.e., the Bonds are not tax-exempt).

In the opinion of Chapman and Cutler, Counsel for the Sponsor, under existing law:

Each Trust is not an association taxable as a corporation for Federal income tax purposes.

Each Unit holder of a Trust is considered to be the owner of a pro rata portion of the Trust's assets under subpart E, subchapter
J of chapter 1 of the Internal Revenue Code of 1986 (hereinafter the "Code"). Each Unit holder will be considered to have received his pro rata share of interest derived from each Trust asset when such interest is received by the Trust. Each Unit holder will also be required to include in taxable income for Federal income tax purposes, original issue discount with respect to his interest in any Bonds held by a Trust at the same time and in the same manner as though the Unit holder were the direct owner of such interest.

Each Unit holder will have a taxable event when a Trust disposes of a Bond, or when the Unit holder redeems or sells his Units.
The cost of the Units to a Unit holder on the date such Units are purchased is allocated among the Bonds held in each Trust
(in accordance with the proportion of the fair market values of such Bonds) in order to determine his tax basis for his pro rata portion in each Bond. Unit holders must reduce the tax basis of their Units for their share of accrued interest received, if any, on Bonds delivered after the date the Unit holders pay for their Units and, consequently, such Unit holders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, exchange, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unit holder.
The amount of any such gain or loss is measured by comparing the Unit holder's pro rata share of the total proceeds from such disposition with his basis for his fractional interest in the asset disposed of. In the case of a Unit holder who purchases his Units, such basis is determined by apportioning the tax basis for the Units among each of the Trust assets ratably according to value as of the date of acquisition of the Units. The basis of each Unit and of each Bond which


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was issued with original issue discount must be increased by the amount of accrued original issue discount and the basis of each Unit and of each Bond which was purchased by a Trust at a premium must be reduced by the annual amortization of Bond premium which the Unit holder has properly elected to amortize under Section
171 of the Code. The tax cost reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unit holder realizing a taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost.

Each Unit holder's pro rata share of each expense paid by a Trust is deductible by the Unit holder to the same extent as though the expense had been paid directly by him, subject to the following limitation. It should be noted that as a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income. Temporary regulations have been issued which require Unit holders to treat certain expenses of the Trust as miscellaneous itemized deductions subject to this limitation.

If a Unit holder's tax basis of his pro rata portion in any Bonds held by a Trust exceeds the amount payable by the issuer of the Bond with respect to such pro rata interest upon maturity of the Bond, such excess would be considered "acquisition premium" which may be amortized by the Unit holder at the Unit holder's election as provided in Section 171 of the Code. Unit holders should consult their tax advisors regarding whether such election should be made and the manner of amortizing acquisition premium.

Certain Bonds in a Trust may have been acquired with "original issue discount." In the case of any Bonds in a Trust acquired with "original issue discount" that exceeds a "de minimis" amount as specified in the Code, such discount is includable in taxable income of the Unit holders on an accrual basis computed daily, without regard to when payments of interest on such Bonds are received. The Code provides a complex set of rules regarding the accrual of original issue discount. These rules provide that original issue discount generally accrues on the basis of a constant compound interest rate over the term of the Bonds. Unit holders should consult their tax advisers as to the amount of original issue discount which accrues.

Special original issue discount rules apply if the purchase price of the Bond by a Trust exceeds its original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price"). Unit holders should also consult their tax advisers regarding these special rules. Similarly these special rules would apply to a Unit holder if the tax basis of his pro rata portion of a Bond issued with original issue discount exceeds his pro rata portion of its adjusted issue price.

If a Unit holder's tax basis in his pro rata portion of Bonds is less than the allocable portion of such Bond's stated redemption price at maturity (or, if issued with original issue discount, the allocable portion of its "revised issue price"), such difference will constitute market discount unless the amount of market discount is "de minimis" as specified in the Code. Market discount accrues daily computed on a straight line basis, unless the Unit holder elects to calculate accrued market discount under a constant yield method. Unit holders should consult their tax advisers as to the amount of market discount which accrues.

Accrued market discount is generally includable in taxable income to the Unit holders as ordinary income for Federal tax purposes upon the receipt of serial principal payments on the Bonds, on the sale, maturity or disposition of such Bonds by a Trust, and on the sale by a Unit holder of Units, unless a Unit holder elects to include the accrued market discount in taxable income as such discount accrues. If a Unit holder does not elect to annually include accrued market discount in taxable income as it accrues, deductions for any interest expenses incurred by the Unit holder which are incurred to purchase or carry his Units will be reduced by such accrued market discount. In general, the portion of any interest expense which was not currently deductible would ultimately be deductible when the accrued market discount is included in income. Unit holders should consult their tax advisers regarding whether an election should be made to include market discount in income as it accrues and as to the amount of interest expense which may not be currently deductible.

The tax basis of a Unit holder with respect to his interest in a Bond is increased by the amount of original issue discount (and market discount, if the Unit holder elects to include market discount, if any, on the Bonds held by a Trust in income as it accrues) thereon properly included in the Unit holder's gross income as determined for Federal income tax purposes and reduced by the amount of any amortized acquisition premium which the Unit holder has properly elected to amortize under Section 171 of the Code.
A Unit holder's tax basis in his Units will equal his tax basis in his pro rata portion of all of the assets of a Trust.

A Unit holder will recognize taxable capital gain (or loss) when all or part of his pro rata interest in a Bond is disposed of in a taxable transaction for an amount greater (or less) than his tax basis therefor. Any gain recognized on a sale or exchange and not constituting a realization of accrued "market discount," and any loss will, under current law, generally be capital gain or loss except in the case of a dealer or financial institution.
As previously discussed, gain realized on the disposition of the interest of a Unit holder in any Bond deemed to have been acquired with market discount will be treated as ordinary income to the extent the gain does not exceed the amount of accrued market discount not previously taken into income. Any capital gain or loss arising from the disposition of a Bond by the Trust or the disposition of Units by a Unit holder will be short-term capital gain or loss unless the Unit holder has held his Units for more than one year in which case such capital gain or loss will be long-term. For taxpayers other than corporations, net capital gains are presently subject to a maximum stated marginal tax rate of 28 percent. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

The Revenue Reconciliation Act of 1993 (the "Tax Act") raised tax rates on ordinary income while capital gains remain subject to a 28 percent maximum stated rate for taxpayers other than corporations. Because some or all capital gains are taxed at a comparatively lower rate under the Tax Act, the Tax Act includes a provision that recharacterizes capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993.
Unit holders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

If the Unit holder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all Trust assets including his pro rata portion of all of the Bonds represented by the Unit. This may result in a portion of the gain, if any, on such sale being taxable as ordinary income under the market discount rules (assuming no election was made by the Unit holder to include market discount in income as it accrues) as previously discussed. The tax cost reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unit holder realizing taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost.

A Unit holder who is a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust) will not be subject to United States Federal income taxes, including withholding taxes, on interest income
(including any original issue discount) on, or any gain from the sale or other disposition of, his pro rata interest in any Bond or the sale of his Units provided that all of the following conditions are met: (i) the interest income or gain is not effectively connected with the conduct by the foreign investor of a trade or business within the United States, (ii) if the interest is United States source income (which is the case for each Bond held by a Trust) and the Bond is issued after July 18, 1984, then the foreign investor does not own, directly or indirectly, 10% or more of the total combined voting power of all classes of voting stock of the issuer of the Bond and the foreign investor is not a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the issuer of the Bond, (iii) with respect to any gain, the foreign investor (if an individual) is not present in the United States for 183 days or more during his or her taxable year and (iv) the foreign investor provides all certification which may be required of his status (foreign investors may contact the Sponsor to obtain a Form W-8 which must be filed with the Trustee and refiled every three calendar years thereafter). Foreign investors should consult their tax advisers with respect to United States tax consequences of ownership of Units.

It should be noted that the Tax Act includes a provision which eliminates the exemption from United States taxation, including withholding taxes, for certain "contingent interest." The provision applies to interest received after December 31, 1993. No opinion is expressed herein regarding the potential applicability of this provision and whether United States taxation or withholding taxes could be imposed with respect to income derived from the Units as a result thereof. Unit holders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

Each Unit holder (other than a foreign investor who has properly provided the certifications described above) will be requested to provide the Unit holder's taxpayer identification number to the trustee and to certify that the Unit holder has not been notified that payments to the Unit holder are subject to back-up withholding.
If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by a Trust to such Unit holder will be subject to back-up withholding.

In the opinion of Carter, Ledyard & Milburn, Special Counsel to the Trusts for New York tax matters, the Trusts are not associations taxable as corporations and the income of the Trusts will be treated as the income of the Unit holders under the existing income tax laws of the State and City of New York.

The foregoing discussion relates only to United States Federal and, to the extent set forth, New York State and City income taxes; Unit holders may be subject to state and local taxation (including taxation by a foreign investor's country of residence). Residents of the States of California and New York may be exempt from state and local (where applicable) personal income taxation with respect to their portion of the interest income of Bonds of issuers located in their respective State. The Trustee will supply annually each Unit holder with a statement setting forth the annual percentage of the interest income of the Trust generated by each State in which the issuers of the Bonds are located. Unit holders should consult their tax advisers regarding potential state, local, or foreign taxation with respect to the Units.

Why are Investments in a Trust Suitable for Retirement Plans?

Units of a Trust may be well suited for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other tax-deferred retirement plans. Generally, the Federal income tax relating to capital gains and income received in each of the foregoing plans is deferred until distributions are received. Distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions.
Fees and charges with respect to such plans may vary.

What are the Expenses and Charges?

At no cost to the Trusts, the Sponsor has borne all the expenses of creating and establishing a Trust, including the cost of the initial preparation, printing and execution of the Indenture and the certificates for the Units, legal and accounting expenses, expenses of the Trustee and other out-of-pocket expenses. The
Sponsor will not receive any fees in connection with its activities relating to a Trust. However, First Trust Advisors L.P., an affiliate of the Sponsor, will receive an annual supervisory fee, which is not to exceed the amount set forth under "Summary of Essential Information" appearing in Part One for each Trust, for providing portfolio supervisory services for a Trust. Such fee is based on the number of Units of the Trust outstanding on January 1 of each year except for Trusts which were established subsequent to the last January 1, in which case the fee will be based on the number of Units of a Trust outstanding as of the respective
Dates of Deposit. The fee may exceed the actual costs of providing such supervisory services for a Trust, but at no time will the total amount received for portfolio supervisory services rendered to unit investment trusts of which Nike Securities L.P. is the Sponsor in any calendar year exceed the aggregate cost to First
Trust Advisors L.P. of supplying such services in such year.

For each valuation of the Bonds in a Trust, the Evaluator will receive a fee as indicated in the "Summary of Essential Information" appearing in Part One for each Trust. The Trustee pays certain expenses of a Trust for which it is reimbursed by the Trust. The
Trustee will receive for its ordinary recurring services to the Trust an annual fee computed at $1.05 and $.55 per annum per $1,000 principal amount of underlying Bonds in a Trust for those portions of the Trust representing monthly and semi-annual distribution plans, respectively. For a discussion of the services performed by the Trustee pursuant to its obligations under the Indenture, reference is made to the material set forth under "Rights of Unit Holders." The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date from the Interest Account of a Trust to the extent funds are available and then from the Principal Account of the Trust. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest-bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to a Trust is expected to result from the use of these funds. Both fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor.

The following additional charges are or may be incurred by a Trust:
all expenses (including legal and annual auditing expenses) of the Trustee incurred by or in connection with its responsibilities under the Indenture, except in the event of negligence, bad faith or willful misconduct on its part; the expenses and costs of any action undertaken by the Trustee to protect a Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a Trust; indemnification of the Sponsor for any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as Depositor of a Trust; all taxes and other government charges imposed upon the Bonds or any part of the Trust
(no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated); and expenditures incurred in contacting Unit holders upon termination of a Trust. The above expenses and the Trustee's annual fee, when paid or owing to the Trustee, are secured by a lien on a Trust. In addition, the Trustee is empowered to sell Bonds of a Trust in order to make funds available to pay all these amounts if funds are not otherwise available in the Interest and Principal Accounts of the Trust.

Unless the Sponsor determines that such an audit is not required, the Indenture requires the accounts of the Trusts shall be audited on an annual basis at the expense of the Trust by independent auditors selected by the Sponsor. So long as the Sponsor is making a secondary market for Units, the Sponsor shall bear the cost of such annual audits to the extent such cost exceeds $.50 per Unit. Unit holders of a Trust covered by an audit may obtain a copy of the audited financial statements from the Trustee upon request.

                         PUBLIC OFFERING

How is the Public Offering Price Determined?

Although it is not obligated to do so, the Sponsor intends to maintain a market for the Units and continuously to offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of each Trust plus interest accrued to the date of settlement. All expenses incurred in maintaining a market, other than the fees of the Evaluator, the other expenses of the Trust and the costs of the Trustee in transferring and recording the ownership of Units, will be borne by the Sponsor. If the supply of Units exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units at such prices. If a Unit holder wishes to dispose of his Units, he should inquire of the Sponsor as to current market prices prior to making a tender for redemption to the Trustee. Prospectuses relating to certain other bond funds indicate an intention, subject to change, on the part of the respective sponsors of such funds to repurchase units of those funds on the basis of a price higher than the bid prices of the securities in the funds. Consequently, depending upon the prices actually paid, the repurchase price of other sponsors for units of their funds may be computed on a somewhat more favorable basis than the repurchase price offered by the Sponsor for Units of a Trust in secondary market transactions. The purchase price per unit of such bond funds will depend primarily on the value of the securities in the portfolio of the fund.

Units are offered at the Public Offering Price. The Public Offering Price is determined by adding to the Evaluator's determination of the aggregate bid price of the Bonds in a Trust the appropriate sales charge determined in accordance with the schedule set forth below, based upon the number of years remaining to the maturity of each Bond in the portfolio of a Trust, adjusting the total to reflect the amount of any cash held in or advanced to the principal account of a Trust and dividing the result by the number of Units of a Trust then outstanding. The minimum sales charge on Units will be 3.0% of the Public Offering Price (equivalent to 3.093% of the net amount invested). For purposes of computation, Bonds will be deemed to mature on their expressed maturity dates unless the Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature.

The effect of this method of sales charge computation will be that different sales charge rates will be applied to each of the various Bonds in a Trust based upon the maturities of such bonds, in accordance with the following schedule:


                                     Secondary Offering Period
                                           Sales Charge
                                 ________________________________
                                Percentage              Percentage
                                 of Public                of Net
                                 Offering                 Amount
Years to Maturity                 Price                  Invested
________________                _________               _________
0 Months to 1 Year                1.00%                   1.010%
1 but less than 2                 1.50                    1.523
2 but less than 3                 2.00                    2.041
3 but less than 4                 2.50                    2.564
4 but less than 5                 3.00                    3.093
5 but less than 6                 3.50                    3.627
6 but less than 7                 4.00                    4.167
7 but less than 8                 4.50                    4.712
8 but less than 9                 5.00                    5.263
9 but less than 10                5.50                    5.820
10 or more                        5.80                    6.157


There will be no reduction of the sales charges for volume purchases for secondary market transactions. A dealer will receive from the Sponsor a dealer concession of 70% of the total sales charges for Units sold by such dealer and dealers will not be eligible for additional concessions for Units sold pursuant to the above schedule.

With respect to the employees, officers and directors (including their immediate families and trustees, custodians or a fiduciary for the benefit of such person) of Nike Securities L.P. and its subsidiaries the sales charge is reduced by 2% of the Public Offering Price.

The Public Offering Price of Units on the date of this Part Two Prospectus may vary from the amount stated under "Summary of Essential Information" appearing in Part One in accordance with fluctuations in the prices of the underlying Bonds. The aggregate price of the Bonds in a Trust is determined by whomever from time to time is acting as evaluator (the "Evaluator"), on the basis of bid prices or offering prices as is appropriate, (1) on the basis of current market prices for the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by a Trust; (2) if such prices are not available for any of the Bonds, on the basis of current market prices for comparable bonds; (3) by determining the value of the Bonds by appraisal; or (4) by any combination of the above. The value of insurance obtained by the issuer of Bonds in the Trust is reflected and included in the market value of such Bonds.

The Evaluator will be requested to make a determination of the aggregate price of the Bonds in each Trust, on a bid price basis, as of the close of trading on the New York Stock Exchange on each day on which it is open, effective for all sales, purchases or redemptions made subsequent to the last preceding determination.

The secondary market Public Offering Price of the Units will be equal to the bid price per Unit of the Bonds in the Trust plus
(less) any balance (overdraft) in the principal cash account of such Trust, plus the applicable sales charge.

Although payment is normally made three business days following the order for purchase (the "date of settlement"), payment may be made prior thereto. A person will become owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of Certificates representing Units so ordered will be made three business days following such order or shortly thereafter. See
"Rights of Unit Holders-How May Units Be Redeemed?" for information regarding the ability to redeem Units ordered for purchase.

How are Units Distributed?

Units repurchased in the secondary market may be offered by this Part Two Prospectus at the secondary market public offering price determined in the manner described above.

The Sponsor reserves the right to change the amount of the concession or agency commission from time to time.

Resales of Units of the Trusts by dealers and others to the public will be made at the Public Offering Price described in Part One of this Prospectus. Certain commercial banks are making Units of the Trust available to their customers on an agency basis.
A portion of the sales charge paid by these customers is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In Texas and in certain other states, any banks making Units available must be registered as broker/dealers under state law.

What are the Sponsor's Profits?

The Underwriter of the Trust, including the Sponsor, will receive a maximum gross sales commission equal to that amount of the Public Offering Price of the Units of a Trust as specified in Part One, less any reduced sales charge for quantity purchases as described under "Public Offering-How is the Public Offering Price Determined?"

In maintaining a market for the Units, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased (based on the bid prices of the Bonds in the Trust) and the price at which Units are resold (which price is also based on the bid prices of the Bonds in the Trust and includes a maximum sales charge of 5.80%) or redeemed.
The secondary market public offering price of Units may be greater or less than the cost of such Units to the Sponsor.

                     RIGHTS OF UNIT HOLDERS

How are Certificates Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units is evidenced by registered certificates executed by the

Trustee and the Sponsor. Delivery of certificates representing
Units ordered for purchase is normally made three business days following such order or shortly thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer. A Unit holder must sign exactly as his name appears on the face of the certificate with the signature guaranteed by a participant in the Securities
Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Record ownership may occur before settlement.

Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification. Certificates for Units will bear an appropriate notation on their face indicating which plan of distribution has been selected in respect thereof. When a change is made, the existing certificate must be surrendered to the Trustee and a new certificate issued to reflect the then currently effective plan of distribution.
There is no charge for this service.

Although no such charge is now made or contemplated, a Unit holder may be required to pay $2.00 to the Trustee per certificate reissued or transferred for reasons other than to change the plan of distribution, and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder may be required to furnish indemnity satisfactory to the Trustee and pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

How are Interest and Principal Distributed?

Interest from a Trust will be distributed on or shortly after the last day of each month on a pro rata basis to Unit holders of record as of the preceding Record Date who are entitled to distributions at that time under the plan of distribution chosen. All distributions for a Trust will be net of applicable expenses for a Trust.

The pro rata share of cash in the Principal Account of a Trust will be computed as of the fifteenth day of each month, and distributions to the Unit holders of a Trust as of such Record Date will be made on or shortly after the last day of such month. Proceeds from the disposition of any of the Bonds of a Trust received after such Record Date and prior to the following Distribution Date will be held in the Principal Account of a Trust and not distributed until the next Distribution Date. The Trustee is not required to pay interest on funds held in the Principal or Interest Account of a Trust (but may itself earn interest thereon and therefore benefit from the use of such funds) nor to make a distribution from the Principal Account of the Trust unless the amount available for distribution shall equal at least $1.00 per Unit.

The Trustee will credit to the Interest Account of the Trust all interest received by a Trust, including that part of the proceeds (including insurance proceeds if any, paid to the Trust) of any disposition of Bonds which represents accrued interest. Other receipts will be credited to the Principal Account of a Trust.
The distribution to the Unit holders of a Trust as of each Record
Date will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to such portion of the holder's pro rata share of the estimated annual income of the Trust after deducting estimated expenses as is consistent with the distribution plan chosen. Because interest payments are not received by a Trust at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to the Interest Account of the Trust as of the Record Date. For the purpose of minimizing fluctuations in the distributions from the Interest Account of a Trust, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account of a Trust on the ensuing Record
Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date after the purchase, under the applicable plan of distribution. The Trustee is not required to pay interest on funds held in the Principal or Interest Account of a Trust (but may itself earn interest thereon and therefore benefit from the use of such funds).

As of the fifteenth day of each month, the Trustee will deduct from the Interest Account of a Trust and, to the extent funds are not sufficient therein, from the Principal Account of a Trust, amounts necessary to pay the expenses of the Trust. The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of a Trust. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest
Account and the Principal Account of the Trust such amounts as may be necessary to cover redemption of Units of the Trust by the Trustee.

Record Dates for monthly distributions will be the fifteenth day of each month and Record Dates for semi-annual distributions will be the fifteenth day of June and December. Distributions will be made on the last day of such month.

The plan of distribution selected by a Unit holder will remain in effect until changed. Unit holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Each year, approximately six weeks prior to the end of May, the Trustee will furnish each Unit holder a card to be returned to the Trustee not more than thirty nor less than ten days before the end of such month. Unit holders desiring to change the plan of distribution in which they are participating may so indicate on the card and return same, together with their certificate, to the Trustee. If the card and certificate are returned to the Trustee, the change will become effective as of June 16 of that year. If the card and certificate are not returned to the Trustee, the Unit holder will be deemed to have elected to continue with the same plan for the following twelve months.

How Can Distributions to Unit Holders be Reinvested?

Universal Distribution Option. Unit holders may elect participation in a Universal Distribution Option which permits a Unit holder to direct the Trustee to distribute principal and interest payments to any other investment vehicle of which the Unit holder has an existing account. For example, at a Unit holder's direction, the Trustee would distribute automatically on the applicable distribution date interest income or principal on the participant's Units to, among other investment vehicles, a Unit holder's checking, bank savings, money market, insurance, reinvestment or any other account. All such distributions, of course, are subject to the minimum investment and sales charges, if any, of the particular investment vehicle to which distributions are directed. The Trustee will notify the participant of each distribution pursuant to the Universal Distribution Option. The Trustee will distribute directly to the Unit holder any distributions which are not accepted by the specified investment vehicle. A participant may at any time, by so notifying the Trustee in writing, elect to terminate his participation in the Universal Distribution Option and receive directly future distributions on his Units.

What Reports Will Unit Holders Receive?

The Trustee shall furnish Unit holders of a Trust in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit.
Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of a Trust of record, a statement as to (1) the Interest Account: interest received by a Trust (including amounts representing interest received upon any disposition of Bonds of a Trust), the amount of such interest representing insurance proceeds (if applicable), deductions for payment of applicable taxes and for fees and expenses of the Trust, redemption of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) the Principal Account:
the dates of disposition
of any Bonds of a Trust and the net proceeds received therefrom, deduction for payment of applicable taxes and for fees and expenses of a Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) the Bonds held and the number of Units of a Trust outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) the amounts actually distributed during such calendar year from the Interest Account and from the Principal Account of a Trust, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

In order to comply with Federal and state tax reporting requirements, Unit holders will be furnished, upon request to the Trustee, evaluations of the Bonds in their Trust furnished to it by the Evaluator.

Each distribution statement will reflect pertinent information in respect of each plan of distribution so that Unit holders may be informed regarding the results of the other plan or plans of distribution.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his Units by tender to the Trustee at its corporate trust office in the City of New
York of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. No redemption fee will be charged. On the third business day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be cancelled.

Accrued interest to the settlement date paid on redemption shall be withdrawn from the Interest Account of a Trust or, if the balance therein is insufficient, from the Principal Account of a Trust.
All other amounts paid on redemption shall be withdrawn from the Principal Account of a Trust.

The Redemption Price per Unit (as well as the secondary market
Public Offering Price) will be determined on the basis of the bid price of the Bonds in a Trust, as of the close of trading on the New York Stock Exchange on the date any such determination is made. The Redemption Price per Unit is the pro rata share of each Unit determined by the Trustee on the basis of (1) the cash on hand in a Trust or moneys in the process of being collected,
(2) the value of the Bonds in a Trust based on the bid prices of the Bonds and (3) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of the Trust, (b) the accrued expenses of a Trust and (c) cash held for distribution to Unit holders of record as of a date prior to the evaluation then being made. The Evaluator may determine the value of the Bonds in a Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by a Trust, (2) on the basis of bid prices for bonds comparable to any Bonds for which bid prices are not available, (3) by determining the value of the Bonds by appraisal, or (4) by any combination of the above.
Bonds insured under a policy obtained by the Bond issuer, the underwriters, the Sponsor or others are entitled to the benefits of such insurance at all times and such benefits are reflected and included in the market value of such Bonds.

The Trustee is empowered to sell underlying Bonds in a Trust in order to make funds available for redemption. To the extent that Bonds are sold, the size and diversity of a Trust will be reduced. Such sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances, the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before 12:00 p.m. Eastern time on the next succeeding business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

How May Bonds be Removed from a Trust?

The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unit holder and for the payment of expenses for which funds may not be available, such of the Bonds in a Trust on a list furnished by the Sponsor as the Trustee in its sole discretion may deem necessary. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Bonds in a Trust in the event of advanced refunding. The Sponsor may from time to time act as agent for a Trust with respect to selling Bonds out of a Trust. From time to time, the Trustee may retain and pay compensation to the Sponsor subject to the restrictions under the Investment Company Act of 1940, as amended.

If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor within thirty days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bond within thirty days after notification by the Trustee to the Sponsor of such default, the Trustee may, in its discretion, sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

The Sponsor shall instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the written opinion of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future. Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions in the Indenture to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unit holder of the affected Trust, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this paragraph, the acquisition by the Trust of any securities other than the Bonds initially deposited is prohibited.

        INFORMATION as to SPONSOR, TRUSTEE and EVALUATOR

Who is the Sponsor?

Nike Securities L.P., the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust
Combined Series, The First Trust Special Situations Trust, The

First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds, The First Trust GNMA, Templeton Growth and Treasury Trust, Templeton Foreign Fund & U.S. Treasury Securities Trust and The Advantage Growth and Treasury Securities Trust. First
Trust introduced the first insured unit investment trust in 1974 and to date more than $9 billion in First Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry. The Sponsor is a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (708) 241-4141.
As of December 31, 1994, the total partners' capital of Nike Securities L.P. was $10,863,058 (audited). (This paragraph relates only to the Sponsor and not to the Trusts or to any series thereof or to any other Underwriters. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

Who is the Trustee?

The Trustee is The Chase Manhattan Bank (National Association), a national banking association with its principal executive office located at 1 Chase Manhattan Plaza, New York, New York 10081 and its unit investment trust office at 770 Broadway, New York, New
York 10003. Unit holders who have questions regarding the Trusts may call the Customer Service Help Line at 1-800-682-7520. The Trustee is subject to supervision by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee, whose duties are ministerial in nature, has not participated in the selection of the portfolio. For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under "Rights of Unit Holders."

The Trustee and any successor trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unit holders. Upon receipt of such notice, the Sponsor is obligated to appoint a successor trustee promptly. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. If upon resignation of a trustee no successor has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liabilities of Sponsor and Trustee

The Sponsor and the Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties.
The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, or (b) terminate the Indenture and liquidate the Trust as provided herein, or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is Securities Evaluation Service, Inc., 531 East Roosevelt Road, Suite 200, Wheaton, Illinois 60187. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                        OTHER INFORMATION

How May the Indenture be Amended or Terminated?

The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders
(as determined in good faith by the Sponsor and the Trustee).
In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

The Trust may be liquidated at any time by consent of 100% of the Unit holders of a Trust or by the Trustee when the value of the Trust, as shown by any evaluation, is less than 20% of the aggregate principal amount of Bonds deposited in the Trust during the primary offering period or by the Trustee in the event that Units of a Trust not yet sold aggregating more than 60% of the Units of the Trust are tendered for redemption by the Underwriters, including the Sponsor. If a Trust is liquidated because of the redemption of unsold Units of the Trust by the Underwriters, the Sponsor will refund to each purchaser of Units of a Trust the entire sales charge paid by such purchaser. The Indenture will terminate upon the redemption, sale or other disposition of the last Bond held thereunder, but in no event shall it continue beyond the date indicated in Part One. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders of a Trust. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in a Trust and, after paying all expenses and charges incurred by a Trust, will distribute to each Unit holder of a Trust (including the Sponsor if it then holds any Units), upon surrender for cancellation of his Certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Accounts of a Trust, all as provided in the Indenture.

Legal Opinions

The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter,

Ledyard & Millburn, 2 Wall Street, New York, New York 10005, will act as counsel for the Trustee and as special counsel for the Trust for New York tax matters.

Experts

The financial statements of the Trust, appearing in Part One of this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein and in the Registration
Statement, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                  DESCRIPTION OF BOND RATINGS*
*As published by the rating companies.

Standard & Poor's. A brief description of the applicable Standard
& Poor's rating symbols and their meanings follow:

A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

l. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

ll.     Nature of and provisions of the obligation;

lll.    Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA-Bonds rated AAA have the highest rating assigned by Standard
& Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.**

**Bonds insured by Financial Guaranty Insurance Company, AMBAC
Indemnity Corporation, Municipal Bond Investors Assurance Corporation, Connie Lee Insurance Company, Financial Security Assurance and
Capital Guaranty Insurance Company are automatically rated "AAA" by Standard & Poor's.

AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A-Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his/her own judgment with respect to such likelihood and risk.

Credit Watch: Credit Watch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by S&P's 180-member analytical staff. These may include mergers, voter referendums, actions by regulatory authorities, or developments gleaned from analytical reviews. Unless otherwise noted, a rating decision will be made within 90 days. Issues appear on Credit Watch where an event, situation, or deviation from trends occurred and needs to be evaluated as to its impact on credit ratings. A listing, however, does not mean a rating change is inevitable. Since S&P continuously monitors all of its ratings, Credit Watch is not intended to include all issues under review.
Thus, rating changes will occur without issues appearing on Credit Watch.

Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat large than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

A 1 and Baa 1-Bonds which are rated A 1 and Baa 1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

Baa-Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations will move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con.(---)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
(b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

             This page is intentionally left blank.


Page 23



CONTENTS:
The Trust for Taxable Municipal Income Series:
What is The First Trust Special Situations Trust?                2
        What are Estimated Long-Term Return and
         Estimated Current Return?                               6
        How is Accrued Interest Treated?                         7
        What is the Federal Tax Status of Unit Holders?          7
        Why are Investments in a Trust Suitable for
         Retirement Plans?                                      10
        What are the Expenses and Charges?                      10
Public Offering:
        How is the Public Offering Price Determined?            11
        How are Units Distributed?                              13
        What are the Sponsor's Profits?                         13
Rights of Unit Holders:
        How are Certificates Issued and Transferred?            13
        How are Interest and Principal Distributed?             14
        How Can Distributions to Unit Holders be
          Reinvested?                                           15
        What Reports Will Unit Holders Receive?                 15
        How May Units be Redeemed?                              16
        How May Units be Purchased by the Sponsor?              17
        How May Bonds be Removed from a Trust?                  17
Information as to Sponsor, Trustee and Evaluator:
        Who is the Sponsor?                                     17
        Who is the Trustee?                                     18
        Limitations on Liabilities of Sponsor and Trustee       18
        Who is the Evaluator?                                   19
Other Information:
        How May the Indenture be Amended or
         Terminated?                                            19
        Legal Opinions                                          19
        Experts                                                 20
Description of Bond Ratings                                     20

                                    ______________

        THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL,
OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.
        THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE FUND HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.



                 FIRST TRUST (registered trademark)


                      THE TRUST FOR TAXABLE
                        MUNICIPAL INCOME
                             SERIES



                         The First Trust
                    Special Situations Trust

                           Prospectus
                            Part Two
                       September 25, 1995


              First Trust (registered trademark)

                1001 Warrenville Road, Suite 300
                      Lisle, Illinois 60532
                         1-708-241-4141




                            Trustee:

                    The Chase Manhattan Bank
                     (National Association)
                          770 Broadway
                    New York, New York 10003
                         1-800-682-7520


                     THIS PART TWO MUST BE
                    ACCOMPANIED BY PART ONE.


                PLEASE RETAIN THIS PROSPECTUS
                     FOR FUTURE REFERENCE




Page 24




              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors

                          Financial Data Schedule





                               S-1
                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 52 THE TRUST FOR TAXABLE MUNICIPAL INCOME, SERIES 1, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on November 1, 1995.

                     THE FIRST TRUST SPECIAL SITUATIONS TRUST,
                       SERIES 52
                     THE TRUST FOR TAXABLE MUNICIPAL INCOME,
                       SERIES 1
                                                            (Registrant)
                     By         NIKE SECURITIES L.P.
                                                             (Depositor)


                     By           Carlos E. Nardo
                                  Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following person in the capacity and on the date indicated:

Signature                  Title                      Date

Robert D. Van Kampen  Sole Director of       )
                      Nike Securities        )
                        Corporation,         ) November 1, 1995
                    the General Partner      )
                  of Nike Securities L.P.    )
                                             )
                                             ) Carlos E. Nardo
                                             ) Attorney-in-Fact**

*The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

**An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of The First Trust Special Situations Trust, Series 18 (File No. 33-42683) and the same is hereby incorporated herein by this reference.

                               S-2
                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 29, 1995 in this Post-Effective Amendment to the Registration Statement and related Prospectus of The First Trust Special Situations Trust dated October 20, 1995.



                                        ERNST & YOUNG LLP





Chicago, Illinois
October 19, 1995